Exhibit 99.1

Cumberland House 1 Victoria Street Hamilton HM 11 P.O. Box HM 98 Hamilton HM AX Bermuda (441) 296-7667 fax (441) 296-7665
FOR IMMEDIATE RELEASE

CONTACT:	John Lockwood
Annuity & Life Re (Holdings), Ltd. 441-296-7667
ANNUITY & LIFE RE SECOND QUARTER 2005 EARNINGS REPORT
Hamilton, Bermuda, August 4, 2005 6:00 p.m. EST – Annuity and Life Re (Holdings), Ltd. (ANNRF.OB) today reported financial results for the three months ended June 30, 2005. The Company reported a net loss of $(539,968) or $(0.02) per fully diluted share for the three months ended June 30, 2005, as compared to a net loss of $(6,430,378) or $(0.25) per fully diluted share for the three months ended June 30, 2004. The second quarter 2004 loss included a $5 million charge for the cost of settling the shareholder class action lawsuit against the Company and certain of its present and former officers and directors. Net realized investment losses for the three months ended June 30, 2005 and June 30, 2004 were $(6) and $(137,885), respectively.
Gross unrealized gains on the Company’s investments were $673,675 as of June 30, 2005, as compared to gross unrealized gains of $1,266,517 at December 31, 2004. The Company’s investment portfolio currently maintains an average credit quality of AA. Cash used by operations for the six months ended June 30, 2005 was $41,566,790 as compared to cash used by operations of $28,450,290 for the six months ended June 30, 2004. The cash used by operations during the six months ended June 30, 2005 included payments made in connection with the recapture and settlement of the Transamerica annuity reinsurance agreement and the novation of the Scottish and F&G life reinsurance agreements to Transamerica. Approximately $39,600,000 was paid to Transamerica in connection with these novation and recapture transactions in the six months ended June 30, 2005.
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Annuity and Life Re (Holdings), Ltd. provides annuity and life reinsurance to insurers through its wholly owned subsidiaries, Annuity and Life Reassurance, Ltd. and Annuity and Life Reassurance America, Inc.
The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements made by the Company or on its behalf. All statements which address operating performance, events, or developments that the Company expects or anticipates may occur in the future are forward-looking statements. These statements are made on the basis of management’s views and assumptions; as a result, there can be no assurance that management’s expectations will necessarily come to pass. The Company cautions that actual results could differ materially from those expressed or implied in forward-looking statements. Important factors that could materially and adversely affect the Company’s operations and financial condition and/or cause the Company’s actual results of operations or financial condition to differ from those expressed or implied in the Company’s forward-looking statements include, but are not necessarily limited to, the Company’s ability to meet the obligations associated with the Company’s current business and to fund the Company’s continuing operations; the Company’s ability to pursue strategic alternatives on favorable terms; the loss of a key executive; the outcome of pending legal proceedings involving the Company; the ability of the Company’s cedents to manage successfully assets they hold on the Company’s behalf; the Company’s success in managing its investments; changes in mortality, morbidity and claims experience; the Company’s ability to make accurate estimates and assumptions regarding future mortality, persistency, lapses, expenses and investment performance based upon historical results and information provided to it by its cedents; changes in market conditions, including changes in interest rate levels; the competitive environment; the impact of recent and possible future terrorist attacks and the U.S. government’s response thereto; regulatory changes (such as changes in U.S. tax law and insurance regulation that directly affect the competitive environment for the Company’s products); and a prolonged economic downturn. Investors are also directed to consider the risks and uncertainties discussed in documents the Company has filed with the Securities and Exchange Commission, and in particular, the Company’s Annual Report on Form 10-K for the year ended December 31, 2004. The Company does not undertake to update any forward-looking statement that may be made from time to time by or on the Company’s behalf.
This press release and the attached financial statements are available in the “Press Releases” section of the Company’s website at www.alre.bm/releases_2005.html. Certain financial information that has been made available to financial analysts is available in the “Financial Reports” section of the Company’s website at www.alre.bm/reports.html.

ANNUITY AND LIFE RE (HOLDINGS), LTD.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In U.S. dollars)

	June 30, 2005	December 31, 2004
	(unaudited)
Assets
Cash and cash equivalents	$33,637,082	$56,394,484
Fixed maturity investments at fair value (amortized cost of $62,085,120 and $80,767,893 at June 30, 2005 and December 31, 2004)	62,750,761	82,034,410
Funds withheld at interest	53,305,982	56,415,386
Accrued investment income	870,796	1,155,762
Receivable for investments sold	309,525	—
Receivable for reinsurance ceded	77,982,650	82,433,270
Other reinsurance receivables	2,711,210	4,306,931
Deferred policy acquisition costs	5,683,172	6,084,488
Other assets	585,984	580,625

Total Assets	$237,837,162	$289,405,356

Liabilities

Reserves for future policy benefits	$106,589,798	$109,860,843
Interest sensitive contracts liability	53,810,806	57,754,009
Other reinsurance liabilities	10,471,084	49,186,297
Accounts payable and accrued expenses	1,949,337	6,186,995

Total Liabilities	172,821,025	222,988,144

Stockholders’ Equity

Preferred shares (par value $1.00; 50,000,000 shares authorized; no shares outstanding)	—	—
Common shares (par value $1.00; 100,000,000 shares authorized; 26,316,861 and 26,338,528 shares issued and outstanding at June 30, 2005 and December 31, 2004)	26,316,861	26,338,528
Additional paid-in capital	333,797,708	333,810,766
Stock warrants	1,350,000	1,350,000
Unamortized stock-based compensation	(205,550)	(490,415)
Accumulated other comprehensive income	673,675	1,016,260
Accumulated deficit	(296,916,557)	(295,607,927)

Total Stockholders’ Equity	65,016,137	66,417,212

Total Liabilities and Stockholders’ Equity	$237,837,162	$289,405,356

ANNUITY AND LIFE RE (HOLDINGS), LTD.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited and in U.S. dollars)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2005	2004	2005	2004
Revenues

Net premiums	$2,927,917	$10,348,881	$8,416,183	$24,659,522
Investment income, net of related expenses	1,609,615	3,844,066	3,275,624	13,094,801
Net realized investment (losses) gains	(6)	(137,885)	401,144	541,040
Net change in fair value of embedded derivatives	(35,736)	518,786	451,409	1,126,174
Surrender fees and other revenues	30,677	1,510,568	61,313	2,585,500

Total Revenues	4,532,467	16,084,416	12,605,673	42,007,037

Benefits and Expenses

Claims and policy benefits	1,587,086	8,769,049	6,189,529	19,013,707
Interest credited to interest sensitive products	257,075	1,822,643	626,253	5,351,892
Policy acquisition costs and other insurance expenses	1,008,209	4,654,527	2,364,446	12,835,524
Operating expenses	2,220,065	7,268,575	4,734,076	10,035,937

Total Benefits and Expenses	5,072,435	22,514,794	13,914,304	47,237,060

Loss before cumulative effect of a change in accounting principle	$(539,968)	$(6,430,378)	(1,308,631)	(5,230,023)

Cumulative effect of a change in accounting principle	—	—	—	(365,960)

Net Loss	$(539,968)	$(6,430,378)	$(1,308,631)	$(5,595,983)

Loss before cumulative effect of a change in accounting principle per common share

Basic	$(0.02)	$(0.25)	$(0.05)	$(0.21)

Diluted	$(0.02)	$(0.25)	$(0.05)	$(0.21)

Cumulative effect of a change in accounting principle per common share

Basic	$—	$—	$—	$(0.01)

Diluted	$—	$—	$—	$(0.01)

Net loss per common share

Basic	$(0.02)	$(0.25)	$(0.05)	$(0.22)

Diluted	$(0.02)	$(0.25)	$(0.05)	$(0.22)

ANNUITY AND LIFE RE (HOLDINGS), LTD.
CONSOLIDATED STATEMENTS OF SEGMENT INCOME (LOSS)
(Unaudited and in U.S. dollars)

	Life	Annuity
	Reinsurance	Reinsurance	Corporate	Consolidated
Three Months Ending June 30, 2005

Revenues	$3,314,514	$644,128	$573,825	$4,532,467
Benefits and expenses	2,363,635	686,340	2,022,460	5,072,435

Segment Income (Loss)	$950,879	$(42,212)	$(1,448,635)	$(539,968)

Total Assets	$121,460,882	$55,510,806	$60,865,474	$237,837,162

Fully Diluted Earnings per Share	$0.04	$(0.00)	$(0.06)	$(0.02)

Three Months Ending June 30, 2004

Revenues	$10,515,041	$5,002,269	$567,106	$16,084,416
Benefits and expenses	9,780,675	6,215,881	6,518,238	22,514,794

Segment Income (Loss)	$734,366	$(1,213,612)	$(5,951,132)	$(6,430,378)

Total Assets	$220,280,815	$666,102,422	$86,128,401	$972,511,638

Fully Diluted Earnings per Share	$0.03	$(0.05)	$(0.23)	$(0.25)

Six Months Ending June 30, 2005

Revenues	$9,282,433	$1,837,937	$1,485,303	$12,605,673
Benefits and expenses	8,151,872	1,442,989	4,319,443	13,914,304

Segment Income (Loss)	$1,130,561	$394,948	$(2,834,140)	$(1,308,631)

Total Assets	$121,460,882	$55,510,806	$60,865,474	$237,837,162

Fully Diluted Earnings per Share	$0.04	$0.02	$(0.11)	$(0.05)

Book Value per share				$2.47

Six Months Ending June 30, 2004

Revenues	$25,130,541	$14,922,344	$1,954,152	$42,007,037
Benefits and expenses	24,221,596	14,802,342	8,213,123	47,237,060

Segment Income (Loss)	$908,946	$120,002	$(6,258,971)	$(5,230,023)

Cumulative Change due to SOP 03-1 Adoption	—	(365,960)	—	$(365,960)

Segment Income (Loss)	$908,946	$(245,958)	$(6,258,971)	$(5,595,983)

Total Assets	$220,280,815	$666,102,422	$86,128,401	$972,511,638

Fully Diluted Earnings per Share	$0.04	$(0.02)	$(0.24)	$(0.22)

Book Value per share				$4.81